OMB APPROVAL
OMB Number: 3235-0060
Expires: January 31,
2008
Estimated average burden
hours per response 38.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2006 (March 31, 2006)

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

PO Box 22002, 1307 Ste-Catherine Street West, Montreal, Quebec,	H3G 2V9
Canada
(MailingAddress)	(Zip Code)

Registrant's telephone number, including area code (514) 288-5356

(Former name or former address, if changed since last report.)
4055 St. Catherine St. West, Suite 151
Montreal, Quebec H3Z-3J8

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))w

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Directors; Election of Directors; Appointment of principal Officers

On March 31, 2006, Mr. Lou Sanzaro, a member of the Registrant's Board of Directors passed away. The Registrant intends to commence a search for a suitable person to assume the vacant seat.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 4, 2006

The Tirex Corporation
/s/ John L. Threshie Jr.
John L. Threshie Jr.
President